Exhibit 99.1

ConAgra Foods, Inc.
Segment Sales and Operating Profits (unaudited)
Amounts in Millions
After Segment Change sales totals reflect reclassification of certain expenses from SG&A to a reduction of sales
Operating profit is before interest, goodwill amortization, general corporate expense, and income taxes.

Quarter ended August 26, 2001
Before Segment Change		After Segment Change
Packaged Foods Sales	$2,197	Packaged Foods Sales	$2,934
Refrigerated Foods Sales	$3,451	Food Ingredients Sales	$422
Agricultural Products Sales	$1,960	Meat Processing Sales	$2,714
		Agricultural Products Sales	$1,538

Total Sales	$7,608	Total Sales	$7,608
Packaged Foods Operating Profit	$265	Packaged Foods Operating Profit	$327
Refrigerated Foods Operating Profit	$142	Food Ingredients Operating Profit	$46
Agricultural Products Operating Profit	$121	Meat Processing Operating Profit	$79
		Agricultural Products Operating Profit	$76

Total Operating Profit	$528	Total Operating Profit	$528
Quarter ended August 27, 2000
Before Segment Change		After Segment Change
Packaged Foods Sales	$1,689	Packaged Foods Sales	$2,360
Refrigerated Foods Sales	$3,429	Food Ingredients Sales	$407
Agricultural Products Sales	$1,959	Meat Processing Sales	$2,742
		Agricultural Products Sales	$1,553

Total Sales	$7,077	Total Sales	$7,062
Packaged Foods Operating Profit	$202	Packaged Foods Operating Profit	$263
Refrigerated Foods Operating Profit	$110	Food Ingredients Operating Profit	$36
Agricultural Products Operating Profit	$126	Meat Processing Operating Profit	$49
		Agricultural Products Operating Profit	$90

Total Operating Profit	$438	Total Operating Profit	$438
Quarter ended November 26, 2000
Before Segment Change		After Segment Change
Packaged Foods Sales	$2,397	Packaged Foods Sales	$3,102
Refrigerated Foods Sales	$3,362	Food Ingredients Sales	$414
Agricultural Products Sales	$1,523	Meat Processing Sales	$2,607
		Agricultural Products Sales	$1,109

Total Sales	$7,282	Total Sales	$7,232
Packaged Foods Operating Profit	$382	Packaged Foods Operating Profit	$475
Refrigerated Foods Operating Profit	$154	Food Ingredients Operating Profit	$54
Agricultural Products Operating Profit	$123	Meat Processing Operating Profit	$61
		Agricultural Products Operating Profit	$69

Total Operating Profit	$659	Total Operating Profit	$659
Quarter ended February 25, 2001
Before Segment Change		After Segment Change
Packaged Foods Sales	$2,315	Packaged Foods Sales	$2,954
Refrigerated Foods Sales	$3,164	Food Ingredients Sales	$428
Agricultural Products Sales	$919	Meat Processing Sales	$2,506
		Agricultural Products Sales	$491

Total Sales	$6,398	Total Sales	$6,379
Packaged Foods Operating Profit	$279	Packaged Foods Operating Profit	$346
Refrigerated Foods Operating Profit	$78	Food Ingredients Operating Profit	$33
Agricultural Products Operating Profit	$(1)	Meat Processing Operating Profit	$11
		Agricultural Products Operating Profit	$(34)

Total Operating Profit	$356	Total Operating Profit	$356
Quarter ended May 27, 2001
Before Segment Change		After Segment Change
Packaged Foods Sales	$2,282	Packaged Foods Sales	$2,952
Refrigerated Foods Sales	$3,257	Food Ingredients Sales	$416
Agricultural Products Sales	$899	Meat Processing Sales	$2,577
		Agricultural Products Sales	$483

Total Sales	$6,438	Total Sales	$6,428
Packaged Foods Operating Profit	$276	Packaged Foods Operating Profit	$313
Refrigerated Foods Operating Profit	$96	Food Ingredients Operating Profit	$49
Agricultural Products Operating Profit	$33	Meat Processing Operating Profit	$60
		Agricultural Products Operating Profit	$(17)

Total Operating Profit	$405	Total Operating Profit	$405

Segment Sales and Operating Profit (unaudited)
Sales totals reflect reclassification of certain expenses from SG&A to a reduction of sales
Operating profit is before interest expense, goodwill amortization, general corporate expense, and income taxes.
Amounts in Millions

	Fiscal Year Ended
	May 27, 2001	May 28, 2000		May 30, 1999		May 31, 1998	May 25, 1997
		Excluding Restructuring Plan Charges	As Reported	Excluding Restructuring Plan Charges	As Reported
Packaged Foods
Net Sales	$11,368	$10,210	$10,210	$9,823	$9,823	$9,589	$9,456
Operating Profit	$1,396	$1,345	$998	$1,221	$855	$1,086	$994
Food Ingredients
Net Sales	$1,665	$1,707	$1,707	$1,742	$1,742	$1,784	$1,857
Operating Profit	$173	$149	$90	$169	$133	$122	$82
Meat Processing
Net Sales	$10,432	$10,233	$10,233	$9,402	$9,402	$9,291	$9,241
Operating Profit	$181	$233	$103	$126	$95	$112	$248
Agricultural Products
Net Sales	$3,636	$3,335	$3,335	$3,824	$3,824	$3,853	$3,724
Operating Profit	$109	$133	$48	$143	$136	$237	$235
Total
Net Sales	$27,101	$25,485	$25,485	$24,791	$24,791	$24,517	$24,278
Operating Profit	$1,859	$1,860	$1,239	$1,659	$1,219	$1,557	$1,559